                                                                     EXHIBIT 5.1



                                  July 22, 2002


Synagro Technologies, Inc.
1800 Bering Drive, Suite 1000
Houston, Texas  77037

Gentlemen:

            We have acted as special counsel to Synagro Technologies, Inc., a Delaware corporation (the "Company") and the subsidiaries of the Company named in Schedule I hereto (the "Guarantors"), in connection with the preparation and filing of the Registration Statement on Form S-4 by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), on April 26, 2002 (the "Registration Statement"), with respect to the issuance by the Company of up to $150,000,000 aggregate principal amount of its 9 1/2% Senior Subordinated Notes due 2009 (the "New Notes") in exchange for up to $150,000,000 in aggregate principal amount of its outstanding 9 1/2% Senior Subordinated Notes due 2009 (the "Old Notes") and the issuance by the Guarantors of guarantees (the "Guarantees") with respect to the New Notes. The New Notes and the Guarantees are to be issued in accordance with the provisions of the Indenture, dated as of April 17, 2002 (the "Indenture"), by and between the Company, the guarantors signatory thereto, and Wells Fargo Bank Minnesota, National Association, as trustee (the "Trustee"). The New Notes and the Guarantees are to be issued pursuant to an exchange offer (the "Exchange Offer") by the Company to holders of the issued and outstanding Old Notes, as contemplated by the Exchange and Registration Rights Agreement, dated as of April 17, 2002 (the "Registration Rights Agreement"), by and between the Company, the guarantors signatory thereto, Lehman Brothers Inc. and Banc of America Securities LLC.

            This opinion is being furnished in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Act.

            In our capacity as counsel to the Company and the Guarantors in connection with the Exchange Offer, we have examined the Registration Statement, the Indenture (including each guarantee set forth therein) and the forms of the New Notes, each of which will be filed with the Commission as an exhibit to the Registration Statement. We have also examined originals, or copies certified or otherwise identified, of (i) the Company's Restated Certificate of Incorporation and Amended and Restated Bylaws, each as amended to date, (ii) corporate records of the Company, including minute books of the Company as furnished to us by the Company, (iii) the charter, bylaws or other governing documents of each of the Guarantors, (iv) corporate or partnership records of each of the Guarantors, including minute books of each of the Guarantors furnished to us by the Guarantors, (v) certificates of public officials and of representatives of the Company and the Guarantors, and (vi) statutes and other instruments and documents as a basis for the opinions hereinafter expressed. In giving the opinions set forth below, we have relied upon certificates of officers or other representatives of the Company and the Guarantors with respect to the accuracy of the factual matters contained in such certificates. In making our examination, we have assumed that all signatures on documents examined by us are genuine, all documents submitted to us as originals are authentic and complete and all documents submitted to us as certified or photostatic copies conform to the originals thereof. As to any facts material to the opinion expressed herein which we have not independently established or verified, we have relied upon oral or written statements and representations of officers and other representatives of the Company and others.

            Our opinion set forth herein is limited to the laws of the State of New York (other than municipal and local ordinances and regulations) that are normally applicable to transactions of the type contemplated by the Exchange Offer and to the extent that judicial or regulatory orders or decrees or consents, approvals, licenses, authorizations, validations, filings, recordings or registrations with governmental authorities are relevant, to those required under such laws. We do not express any opinion with respect to the law of any jurisdiction other than as set forth above or as to the effect of any such other law on the opinion stated herein.

Synagro Technologies, Inc.
1800 Bering Drive, Suite 1000
Houston, Texas  77037


            Based upon and subject to the foregoing, and subject to the limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that when the New Notes have been duly executed by the Company, authenticated by the Trustee in accordance with the terms of the Indenture, and delivered upon consummation of the Exchange Offer against receipt of Old Notes surrendered in exchange therefor in accordance with the terms of the Registration Rights Agreement and the Indenture, the New Notes and the Guarantees will constitute valid and binding obligations of the Company and the Guarantors, respectively, enforceable against them in accordance with their terms, except, to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect affecting creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), including reasonableness, good faith, materiality and fair dealing, and the discretion of the court before which any proceeding therefor may be brought.

            We hereby consent to the filing of this opinion with the SEC as an exhibit to the Registration Statement. We also consent to the reference to our firm under the caption "Legal matters" in the Registration Statement. In giving this consent, we do not thereby admit that we are included in the category of persons whose consent is required under Section 7 of the Act or the rules and regulations of the SEC. This opinion is expressed as of the date hereof, and we disclaim any undertaking to advise you of any subsequent changes in the facts stated or assumed herein or of any subsequent changes in applicable law.

                                                  Very truly yours,


                                                  /s/ LOCKE LIDDELL & SAPP LLP
                                                  ------------------------------
                                                      Locke Liddell & Sapp LLP

                                   Schedule I

                                   Guarantors


       EXACT NAME OF REGISTRANT                                   STATE OF OTHER JURISDICTION
      AS SPECIFIED IN ITS CHARTER*                             OF INCORPORATION OR ORGANIZATION
-----------------------------------------------------------------------------------------------
Composting Corporation of America                                            Arkansas
-----------------------------------------------------------------------------------------------
Environmental Protection & Improvement Company, Inc.                         New Jersey
-----------------------------------------------------------------------------------------------
Fairhaven Residual Systems, Inc.                                             Delaware
-----------------------------------------------------------------------------------------------
Fairhaven Residuals, Limited Partnership                                     Delaware
-----------------------------------------------------------------------------------------------
Future - Tech Environmental Services, Inc.                                   California
-----------------------------------------------------------------------------------------------
NETCO-Connecticut, Inc.                                                      Connecticut
-----------------------------------------------------------------------------------------------
NETCO-Residuals Management Systems, Inc.                                     Delaware
-----------------------------------------------------------------------------------------------
NETCO-Residuals Management, Limited Partnership                              Delaware
-----------------------------------------------------------------------------------------------
NETCO-Waterbury Systems, Inc., f/k/a NETCO-Waterbury, Inc.                   Delaware
-----------------------------------------------------------------------------------------------
NETCO-Waterbury, Limited Partnership                                         Delaware
-----------------------------------------------------------------------------------------------
New England Treatment Company, Inc.                                          Rhode Island
-----------------------------------------------------------------------------------------------
New Haven Residuals Systems, Inc.                                            Delaware
-----------------------------------------------------------------------------------------------
New Haven Residuals, Limited Partnership                                     Delaware
-----------------------------------------------------------------------------------------------
New York Organic Fertilizer Company                                          New York
-----------------------------------------------------------------------------------------------
NYOFCO Holdings Inc.                                                         Delaware
-----------------------------------------------------------------------------------------------
Organi-Gro, Inc.                                                             Arkansas
-----------------------------------------------------------------------------------------------
Providence Soils, LLC                                                        Rhode Island
-----------------------------------------------------------------------------------------------
Residual Technologies Systems, Inc.                                          Delaware
-----------------------------------------------------------------------------------------------
Residual Technologies, Limited Partnership                                   Delaware
-----------------------------------------------------------------------------------------------
Residuals Processing, Inc.                                                   California
-----------------------------------------------------------------------------------------------
Soaring Vista Properties, Inc.                                               Maryland
-----------------------------------------------------------------------------------------------
ST Interco, Inc.                                                             Delaware
-----------------------------------------------------------------------------------------------

        EXACT NAME OF REGISTRANT                                 STATE OF OTHER JURISDICTION
      AS SPECIFIED IN ITS CHARTER*                             OF INCORPORATION OR ORGANIZATION
-----------------------------------------------------------------------------------------------
Synagro - Baltimore L.L.C.                                                   Maryland
-----------------------------------------------------------------------------------------------
Synagro Composting Company of California, Inc.                               California
-----------------------------------------------------------------------------------------------
Synagro Delaware, Inc.                                                       Delaware
-----------------------------------------------------------------------------------------------
Synagro Digestion, Inc.                                                      California
-----------------------------------------------------------------------------------------------
Synagro Management, L.P.                                                     Texas
-----------------------------------------------------------------------------------------------
Synagro Mid-Atlantic, Inc.                                                   Delaware
-----------------------------------------------------------------------------------------------
Synagro Midwest - Enviroland, Inc., f/k/a Enviroland, Inc.                   Michigan
-----------------------------------------------------------------------------------------------
Synagro Midwest, Inc.                                                        Delaware
-----------------------------------------------------------------------------------------------
Synagro Northeast, Inc.                                                      Delaware
-----------------------------------------------------------------------------------------------
Synagro of California, Inc.                                                  Arizona
-----------------------------------------------------------------------------------------------
Synagro of Florida-A&J, Inc.                                                 Florida
-----------------------------------------------------------------------------------------------
Synagro of Florida-Anti-Pollution, Inc.                                      Florida
-----------------------------------------------------------------------------------------------
Synagro of Florida-Davis Water, Inc.                                         Florida
-----------------------------------------------------------------------------------------------
Synagro of Florida-Ecosystems, Inc.                                          Florida
-----------------------------------------------------------------------------------------------
Synagro of Michigan, Inc.                                                    Michigan
-----------------------------------------------------------------------------------------------
Synagro of Minnesota--Rehbein, Inc.                                          Minnesota
-----------------------------------------------------------------------------------------------
Synagro of North Carolina-Amsco, Inc.                                        North Carolina
-----------------------------------------------------------------------------------------------
Synagro of North Carolina-EWR, Inc.                                          North Carolina
-----------------------------------------------------------------------------------------------
Synagro of Texas-CDR, Inc.                                                   Texas
-----------------------------------------------------------------------------------------------
Synagro of Texas-Vital-Cycle, Inc.                                           Wisconsin
-----------------------------------------------------------------------------------------------
Synagro of Wisconsin, Inc.                                                   Wisconsin
-----------------------------------------------------------------------------------------------
Synagro Southeast, Inc.                                                      Delaware
-----------------------------------------------------------------------------------------------
Synagro Southwest, Inc.                                                      Delaware
-----------------------------------------------------------------------------------------------
Synagro Texas, Inc.                                                          Texas
-----------------------------------------------------------------------------------------------
Synagro West, Inc.                                                           Delaware
-----------------------------------------------------------------------------------------------

        EXACT NAME OF REGISTRANT                                  STATE OF OTHER JURISDICTION
      AS SPECIFIED IN ITS CHARTER*                             OF INCORPORATION OR ORGANIZATION
-----------------------------------------------------------------------------------------------
Synagro-WWT, Inc., f/k/a Wheelabrator Water Technologies, Inc.               Maryland
-----------------------------------------------------------------------------------------------
Synagro WCWNJ, Inc., f/k/a Wheelabrator Clean Water
New Jersey, Inc.                                                             Delaware
-----------------------------------------------------------------------------------------------